GLG ACCESSES THE PUBLIC MARKETS INVESTOR PRESENTATION JUNE 25, 2007

ADDITIONAL SECURITIES LAW INFORMATION Freedom Acquisition Holdings, Inc. ("Freedom") intends to file with the U.S. Securities and Exchange Commission (the "SEC") a preliminary proxy statement in connection with the proposed acquisition of GLG Partners LP and its affiliated entities (collectively, "GLG") and to mail a definitive proxy statement and other relevant documents to Freedom stockholders. Stockholders of Freedom and other interested persons are advised to read, when available, Freedom's preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Freedom's solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about GLG, Freedom and the proposed acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Freedom Acquisition Holdings, Inc., 1114 Avenue of the Americas, 41st floor, New York, New York 10036, telephone (212) 380-2230. Freedom and its directors and Chief Executive Officer may be deemed participants in the solicitation of proxies from Freedom's stockholders. A list of the names of those directors and the Chief Executive Officer and descriptions of their interests in Freedom is contained in Freedom's prospectus dated December 21, 2006, which is filed with the SEC, and will also be contained in Freedom's proxy statement when it becomes available. Freedom's stockholders may obtain additional information about the interests of its directors and Chief Executive Officer in the acquisition by reading Freedom's proxy statement when it becomes available. Certain financial information and data of GLG contained in this presentation is unaudited and prepared by GLG as a private company, and may not conform to SEC Regulation S-X. Accordingly, such information and data may be adjusted and presented differently in Freedom's proxy statement to solicit stockholder approval of the proposed acquisition.

SAFE HARBOR STATEMENT Nothing in this presentation should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services. This presentation contains statements relating to future results (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: market conditions for GLG managed investment funds, performance of GLG managed investment funds and the related impact on revenue and fund inflows/outflows; operational risk; risks related to the use of leverage, the use of derivatives, interest rates and currency fluctuations; costs related to the proposed acquisition by Freedom; failure to obtain the required approvals of Freedom's stockholders; risks that the closing of the transaction is substantially delayed or that the transaction does not close; and the risk that GLG's business will not be integrated successfully with Freedom. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

1. TRANSACTION

GLG ACCESSES THE PUBLIC MARKETS GLG is accessing the public markets and will become an NYSE-listed, US public company through a reverse acquisition transaction with Freedom Acquisition Holdings, Inc. ("Freedom") GLG is one of the world's leading alternative asset managers Over $20 billion in gross assets under management ("AUM")(1) Strong and sustained investment performance with approximately 17% net annual returns in alternative strategies since 1997 36% CAGR in gross AUM since 2001; 45% since 2005 Deep and talented team of investment professionals GLG sees the following benefits in becoming a public company: Enhanced ability to attract, retain and motivate world-class investment talent Strengthened brand awareness, particularly in major targeted markets around the world (US, Middle East, Asia) More efficient access to the capital markets and an acquisition currency Note: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 1

TRANSACTION SUMMARY Structure Consideration Management Lock-Ups and Non-Competes Proceeds Board of Directors Approvals Expected Closing Note: 1. Based on treasury stock method at Freedom share price of $10.45 as of June 22, 2007. Assumes exchange into Freedom stock of all exchangeable securities issued in connection with the transaction and no redemption by Freedom shareholders. Purchase by Freedom of 100% of GLG Partners LP and its associated entities ("GLG") Structured as a reverse acquisition $1 billion in cash: to be financed by cash on Freedom's balance sheet and up to $570 million in debt 230 million shares of Freedom common stock (72% fully-diluted(1) ownership) GLG intends to allocate 10 million shares to current GLG employees and indirect limited partners Freedom shareholders retain 28% fully-diluted(1) ownership To include Noam Gottesman (Chairman and Co-CEO), Emmanuel Roman (Co-CEO), Simon White (CFO) GLG's principals and key next generation to enter into lock-up and non-compete arrangements Approximately 50% of after-tax cash proceeds received by GLG shareholders to be re-invested in GLG funds at full fees To include Noam Gottesman, Emmanuel Roman, Nicolas Berggruen, Martin Franklin, Ian Ashken, James Hauslein, William Lauder, Paul Myners and Peter Weinberg Majority of Freedom shareholders (approval requires that less than 20% of shareholders vote against transaction and elect redemption) UK, Irish and Cayman Islands regulatory authorities Early 4Q 2007 2

GLG SEES SIGNIFICANT BENEFITS TO BECOMING PUBLIC THROUGH FREEDOM Why is GLG accessing the public markets? Attract, retain and motivate world-class investment talent Increase global brand awareness More efficient access to the capital markets and an acquisition currency An Efficient and Transparent Approach Limits management distraction or business disruption Minimizes execution and market risks Freedom Represents a Unique Opportunity Deep experience of Freedom's principals Strong existing shareholder base Expected NYSE listing consistent with growth and branding strategy Why is GLG accessing the public markets through a reverse acquisition? 3

FREEDOM REPRESENTS A UNIQUE OPPORTUNITY Freedom was formed in 2006 solely to make an acquisition of an operating company and currently has no operating businesses December 2006 IPO led by Citigroup raised over $500 million in capital 52.8 million units placed at $10.00. Units (1 common share and 1 warrant) trade on AMEX under ticker "FRH.U"; common shares and warrants trade on AMEX under tickers "FRH" and "FRH.WS", respectively Current market capitalization of approximately $675 million GLG transaction represents the type of attractive opportunity that Freedom was established to uncover: leading player, growing industry, experienced management Two principal directors and shareholders Nicolas Berggruen, Berggruen Holdings Founded Berggruen Holdings in 1985. Currently with operations in the US, Europe and Asia, Berggruen Holdings is the direct investment vehicle of Nicolas Berggruen and invests in operating businesses, owns and develops real estate and maintains an in-house public securities portfolio Also co-founded Alpha Investment Management, a hedge fund of funds business which was sold in 2004 Martin Franklin, Marlin Equities Chairman and CEO of Jarden Corporation (NYSE ticker "JAH") since 2001. Jarden is a broad-based consumer products company whose share price has grown at a CAGR of 39% over the previous five years Former chairman and director of Bolle, Inc., chairman of Lumen Technologies and chairman and CEO of Benson Eyecare Corporation 4

TWO NEW STRATEGIC INVESTORS: ISTITHMAR AND SAL. OPPENHEIM Istithmar and Sal. Oppenheim each entered into agreements to purchase 3% equity stakes from a former GLG principal in June 2007, with closing expected by July 2007. Both will also be investors in GLG managed funds Istithmar Government of Dubai-owned private equity and alternative investment firm Headquartered in Dubai, UAE with offices in New York and Shanghai Intend to focus relationship on broadening GLG's Middle Eastern distribution, product development and investment opportunities Sal. Oppenheim Europe's largest independent private bank Headquartered in Cologne, Germany and family owned since its foundation in 1789 Focus on asset management and investment banking Intend to focus relationship on product development tailored for the German market 5

2. OVERVIEW OF GLG

GLG IS A LEADING ALTERNATIVE ASSET MANAGER GLG is a multi-strategy alternative asset manager based in London with over $20 billion in gross AUM(1) Largest independent alternative asset manager in Europe 11th largest alternative asset manager globally(2) Focus on equity, credit, convertible and emerging markets strategies in over 40 funds comprising both alternative and long-only strategies Attractive foundation of ultra-high net worth / high net worth clients representing roughly half of GLG's AUM Approximately 300 people(3), including 114 investment professionals, located in London, New York and the Cayman Islands Founded in 1995 with a long history of strong and sustained investment performance Winner of numerous major industry awards. Recent awards include: GLG Partners LP Winner 2006 and 2007 No. 1 Hedge Fund (Based on All Votes) GLG Partners LP Winner 2006 Best Hedge Fund Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Source: Institutional Investor / Alpha Magazine, May 2007. 3. Includes contractors and temporary personnel as well as employees of GLG Inc., an independently owned dedicated service provider in New York that GLG has entered into an agreement to acquire. 6

GLG IS A WORLD-CLASS FRANCHISE Leading Alternative Investment Manager GLG Team and Culture Multi-Strategy Approach Including Long-Only Products Strong and Sustained Investment Performance World-Class Client Base Rigorous Risk Management and Controls Management Depth, Experience and Commitment 7

GLG'S SIGNIFICANT AUM GROWTH HAS BEEN DRIVEN BY... GLG's gross AUM(1) have grown at a CAGR of 36% since December 2001 With over $20 billion in gross AUM(1), GLG is one of the world's largest alternative asset managers Notes: Current AUM as of June 1, 2007; all other amounts as of December 31. 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. ($ BN) Gross AUM CAGR 36% Net AUM CAGR 32% 8

....GLG'S DIFFERENTIATED MULTI-STRATEGY APPROACH AND... Notes: Data as at April 30, 2007 based on gross AUM. See "Description of Gross and Net Assets Under Management" in Appendix for definition of "gross AUM". Figures in parentheses indicate number of funds within each strategy. 2007 pipeline also includes full UCITS III conversions of GLG European Equity, GLG North American Equity, GLG Performance and GLG Global Convertible funds. AUM breakdown by investment strategy Sub-breakdown of single manager alternative strategy funds 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD GLG Balanced GLG Capital Appreciation GLG Performance GLG Global Convertible GLG Opportunity (restructured into the GLG Global Opportunity Fund in 2002) GLG Investments III plc GLG Market Neutral GLG European Equity GLG Global Convertible UCITS GLG Capital Appreciation (Distributing) GLG Performance (Distributing) GLG European Long-Short GLG North American Long-Short GLG Global Aggressive GLG European Equity (Distributing) GLG Prescient Alpha GLG European Opportunity GLG North American Opportunity GLG Mangousta GLG Financials GLG Technology GLG Credit GLG Global Macro GLG Multi Strategy GLG MMI Enhanced GLG Alpha Select GLG Japanese Long-Short GLG Global Futures GLG North American Equity GLG Emerging Markets GLG Consumer GLG MMI Japanese Opportunity GLG Global Utilities GLG Global Convertible UCITS (Distributing) GLG Event Driven Fund GLG Absolute Return Bond GLG MMI Directional GLG Esprit Fund GLG UK Select Equity GLG MMI Enhanced II GLG Emerging Markets Special Situations GLG Environment GLG Alpha Capture Single Manager Alternative Strategy Funds (19) 59% Long-Only Funds (15) 21% Internal FoHFs (4) 8% Managed Accounts 8% External FoHFs (5) 3% Cash and Individual Securities 1% Mixed Asset Long-Short Funds (2) 22% Multi-Strategy Arbitrage Fund (1) 20% Convertible Bond Fund (1) 5% Credit Long-Short Funds (2) 4% CTA Fund (1) 1% Equity Long-Short Funds (12) 48% Single Manager Alternative Strategy Funds (19), 59% 9

.... GLG'S STRONG AND SUSTAINED TRACK RECORD OF INVESTMENT PERFORMANCE Since the first fund launched in 1997, GLG has achieved a 17.2% net-of-fees annualized dollar-weighted return on its alternative strategies through April 2007 Annualized Returns 17.2% 15.4% 10.0% 7.2% 6.3% 5.0% 5.9% Rebased Index Value Note: Dollar-weighted average returns are calculated as the composite performance of all constituent funds, weighted by fund size. Performance measured by core class in each fund. 10

SUBSTANTIAL NET RETURNS SINCE INCEPTION Gross AUM(1) Inception Date Performance since Inception Net Annualised Return Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies European Long-Short MSCI Europe Index $2.4bn Oct 2000 144% 6% 14.5% 0.9% Emerging Markets (No performance benchmark) $2.4bn Nov 2005 125% n/a 72.3% n/a Market Neutral MSCI World Index $2.3bn Jan 1998 496% 58% 21.2% 5.0% North American Opportunity S&P 500 Index $1.0bn Jan 2002 74% 29% 10.9% 4.5% Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Global Convertible UCITS Merrill Lynch Global 300 Convertible Index MSCI World Index $1.4bn Mar 1999 106% 61% 23% 9.3% 6.0% 2.6% Capital Appreciation (incl. Distributing) Benchmark(2) $1.0bn Mar 1997 239% 78% 12.8% 5.8% European Equity MSCI Europe Index $1.0bn Feb 1999 164% 34% 12.5% 3.6% Notes: Data as at April 30, 2007. Funds listed represent GLG's seven largest funds excluding fund of funds. 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. 65% MSCI World Index, 35% JP Morgan Global Government Bond Index. 11

KEY DRIVERS OF FINANCIAL PERFORMANCE Key Drivers Assets under management Diversity of product offerings Funds' performance Low correlation of funds' returns Management, administration and performance fee rates Key Drivers Market for investment management talent Expense management Revenues Management fees Administration fees Performance fees Expenses Compensation & other personnel expenses General & administrative expenses 12

FINANCIAL SUMMARY Notes: 1. 1H 2007 income statement items are GLG management estimates. Actual results may differ. Note that performance fees are estimated based on uncrystallized performance as of June 15 and will not crystallize until June 30. 2. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 3. Calculated as quarterly average. 4. Does not include uncrystallized performance fees as of March 31. 5. Adjusted net income is a non-GAAP financial measure incorporating profit shares to certain GLG individuals who provide services to GLG as direct or indirect limited partners. Further detail on this adjustment, as well as important considerations relating to the use of non-GAAP financial measures, will be found in the proxy statement relating to this transaction, when available. 6. Ratios annualized for 1Q 2007 and 1H 2007 (est.). Please note that the financial information above does not adjust for (i) incremental interest expense associated with the new transaction-related debt, or (ii) incremental costs GLG may incur as a consequence of being a public company. In connection with the transaction, Citigroup has committed to provide a subsidiary of Freedom with a $570 million credit facility. It is anticipated that loans under the facility will bear interest at LIBOR+1.25% for the first two fiscal quarters ending after the close. ($ MM) FY 2006 1Q 2007 1H 2007 (est.)(1) Gross AUM(2) 17,596 18,655 20,900 Net AUM(2) 15,154 16,085 18,000 Average net AUM(3) 12,890 15,620 16,400 Management fees 186 57 120 Performance fees 395 3 303 Other 40 13 27 Total net revenues and other income 621 73 450 Employee compensation and benefits (168) (25) (73) General, administrative and other (68) (26) (53) Net interest income 5 2 1 Income tax expense (29) (3) (24) GAAP net income 360 20 301 Deduct: profit share(5) (201) (7) (175) Non-GAAP adjusted net income(5) 158 14 126 Management fees / Avg. net AUM(6) 1.4% 1.5% 1.5% Total net revenues and other income / Avg. net AUM(6) 4.8% 1.9% 5.5% Non-GAAP adj. net income / Total net revenues and other income 25.5% 19.1% 28.0% (4) 13

GLG'S KEY GROWTH STRATEGIES Extend Strong Investment Track Record Dedicated to achieving substantial absolute returns for clients Committed to recruiting, training, retaining and motivating the top investment talent in the world Expand Investment Products and Strategies Focused on continuing to grow the number of funds and strategies (currently over 40 fund products) Continued emphasis on innovation and responsiveness to market opportunities and client demands Averaged five new product launches per year over the last five years Build on Success in Europe and UK to Penetrate Other Major Markets Expand client relationships and distribution capabilities in the US, Middle East and Asia, regions where GLG currently has modest representation but sees significant growth opportunities For example, the US currently represents 57% of global alternative assets(1), but a de minimus portion of GLG's AUM Leverage new strategic investors: Istithmar and Sal. Oppenheim Note: 1. Source: Hedge Fund Research, Inc. 14

APPENDIX

HISTORY OF GLG GLG was founded by Noam Gottesman, Pierre Lagrange and Jonathan Green in 1995 as a division of Lehman Brothers Founders had worked together at Goldman Sachs Private Client Services since late 1980s GLG began to offer fund products in early 1997 Became an independent business in 2000, with Lehman Brothers initially holding a 20% minority interest (currently 15.3%) Since 2000, GLG has made considerable investments developing a cohesive investment management team and robust platform Headcount growth from 55 in 2000 to approximately 300 today(1) Note: 1. Includes contractors and temporary personnel as well as employees of GLG Inc., an independently owned dedicated service provider that GLG has entered into an agreement to acquire. 15

RESULTING PRO FORMA OWNERSHIP GLG's principals will retain a substantial ownership stake in GLG of approximately 45% on a fully-diluted basis(1) (currently 62.5%) GLG's key next generation will own approximately 11% on a fully-diluted basis(1) (currently 15%) GLG intends to allocate 10 million shares received in the transaction to GLG employees and indirect limited partners Notes: 1. Based on treasury stock method at Freedom share price of $10.45 as of June 22, 2007. Assumes exchange into Freedom stock of all exchangeable securities issued in connection with the transaction and no redemption by Freedom shareholders. 2. Includes co-investment by Freedom sponsors of $50 million for 5 million units. 3. All warrants have an exercise price of $7.50. Freedom founders and sponsors have agreed to exercise their warrants if public warrants become exercisable and are called for redemption. Amount (MM) Fully Diluted Amount (MM)(1) Basic % Fully Diluted %(1) Shares issued to GLG shareholders 230.0 230.0 76.7% 71.7% Shares owned by Freedom founders, sponsors, and the public(2) 69.8 69.8 23.3% 21.8% Total shares 299.8 299.8 100.0% 93.5% Warrants owned by Freedom founders, sponsors, and the public(2)(3) 74.3 21.0 6.5% Total shares + warrants 374.1 320.8 100.0% 16

TAXES Freedom (and the GLG business) will not be impacted by proposed US tax legislation regarding the taxation of publicly-held private equity firms and hedge funds structured as partnerships. As a US corporation, Freedom pays and will pay US corporate taxes Freedom (and the GLG business) will not be impacted by possible US tax legislation regarding the tax rates imposed on "carried interest" earnings. GLG earns fee income and does not receive a "carried interest" GLG expects its effective tax rate to remain near 20% over the next three years, but the effective tax rate will depend on a number of factors: Jurisdictions in which GLG does business and the income taxes in those jurisdictions Relative growth rates in earnings in the jurisdictions in which GLG does business GLG's low expected effective tax rate going forward is primarily the result of the asset basis step-up and associated 15-year goodwill amortization deduction for US tax purposes as a result of the transaction 17

FREEDOM BALANCE SHEET SUMMARY Following its IPO and subsequent over-allotment issue, Freedom's assets consist primarily of cash Apart from a small working capital fund, the majority of this cash is held in a trust account and can be accessed only on consummation of a business combination transaction or dissolution of Freedom Additionally, Freedom's sponsors have committed to subscribe an incremental $50 million of units immediately prior to the consummation of a business combination transaction All cash is attributable to the offering of equity securities; Freedom does not currently make use of debt funding Immediately prior to consummation of a business combination transaction, following the sponsor co-investment, and assuming no exercise of redemption rights by dissenting common shareholders, Freedom will have available net cash of approximately $550 million for use as acquisition consideration and to meet expenses associated with the business combination transaction Source: Freedom SEC filings. Notes: Data as at March 31, 2007. 1. Under US GAAP, common stock subject to redemption upon announcement of contemplated transaction is classified as a liability; the above analysis assumes no exercise of redemption rights at announcement and therefore classifies all common stock under stockholders' equity. Assets ($ MM) Assets ($ MM) Working cash and prepaid expenses 0.2 Cash held in trust account 518.7 Total Assets 518.9 Liabilities ($ MM) Liabilities ($ MM) Accrued expenses and taxes 2.8 Deferred underwriters' fee 18.0 Total Liabilities (assuming no equity redemption) 20.8 Stockholders' Equity(1) ($ MM) Stockholders' Equity(1) ($ MM) Equity not subject to possible redemption 395.0 Equity subject to possible redemption 103.1 Total Stockholders' Equity (assuming no equity redemption) 498.1 Total Liabilities and Shareholders' Equity 518.9 18

DESCRIPTION OF GROSS AND NET ASSETS UNDER MANAGEMENT GLG's funds make use of fund-in-fund reinvestment in the following ways: GLG's internal fund of hedge fund ("FoHF") products invest substantially all of their assets in GLG's single-manager alternative or long-only fund products; GLG's external FoHF products may invest a small proportion of their assets in GLG's single-manager alternative or long-only funds; and GLG's single-manager alternative fund products may invest some proportion of their assets in other GLG single-manager alternative fund products Gross AUM presentation includes assets subject to fund-in-fund reinvestment at both the investing and investee fund levels Net AUM presentation counts assets subject to fund-in-fund reinvestment only at the investee fund level 19